Exhibit 99.1

Summit Materials Announces Organizational Change

Denver, CO October 3, 2017 — Summit Materials, Inc. (NYSE: SUM) announced today that Douglas C. Rauh will be stepping down as Executive Vice President and Chief Operating Officer, effective December 30, 2017.  As the company undertakes a search for a permanent replacement, Tom Hill, the company’s President and Chief Executive Officer, will act as Interim Chief Operating Officer. During this search, the three Executive Vice Presidents of the company’s operating segments, Tom Beck (EVP, Cement Segment), Shane Evans (EVP, West Segment) and Damian Murphy (EVP, East Segment), will report directly to Mr. Hill.

“Doug has been an excellent COO and trusted business partner. I am grateful for his leadership in driving Summit’s growth over the past six years and building a strong foundation for our future.  I know that I speak on behalf of every employee at Summit in thanking Doug for his dedication and service,” said Hill.

Mr. Rauh said, “I have had an outstanding experience at Summit and I am proud to have contributed to such an incredible company. The timing was right for a change and I am looking forward to spending more time with my family. I wish my colleagues and the company the very best under Tom Hill’s continued leadership.”

About Summit Materials, Inc.

Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential, and end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. Any and all statements made relating to the expectations for our anticipated benefits from recent acquisitions, the macroeconomic outlook for our markets, potential acquisition activity, our estimated and projected earnings, margins, costs, expenditures, cash flows, sales volumes and financial results are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results.

In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contacts

Mr. Noel Ryan

Vice President, Investor Relations

Summit Materials, Inc.

noel.ryan@summit-materials.com